Goldman Sachs Funds

CAPITAL GROWTH FUND                     Annual Report August 31, 1999


                                        Long-term capital growth

[GRAPHIC APPEARS HERE]
                                        potential from a diversified


                                        portfolio of equity securities.

                                                                      ---------
                                                                      Goldman
                                                                      Sachs
                                                                      ---------

GOLDMAN SACHS CAPITAL GROWTH FUND

     Market Overview

     Dear Shareholder,

     During the period under review, the ongoing strength of the U.S. economy surprised many experts, and amidst shifting preferences for equities, most sectors of the stock market produced solid returns.

                . U.S. Equities Performed Well, As Events Proved the Value of Diversification-- As 1999 began, the market continued its ascent, due largely to a strong economy and low inflation. But the market rally was extremely narrow, as gains were mostly limited to a few very large growth companies and the technology sector. In April, investors abruptly shifted gears and took a renewed interest in economically sensitive, smaller-cap and value-oriented stocks. In the following months, the market has been hard to classify. In July, most sectors retreated, as concerns over inflation led to higher interest rates. As the reporting period ended, there were mixed signals on the inflation front, and some market sectors rebounded.

                . The U.S. Economy Continued To Move Forward -- A year ago, the robust growth we continue to see in the U.S. economy seemed unlikely. During the fourth quarter of 1998, the Federal Reserve Board made the last of three interest rate cuts. The Fed's actions signaled its concerns over the economic crisis overseas, and its potential for triggering a meaningful slowdown of the U.S. economy in 1999. However, during the first quarter of the year, economic data pointed to economies in Asia rebounding much faster than anticipated, and the U.S. economy resumed its march forward. While inflation had not been a concern for quite some time, several factors, including rising commodity prices and wage pressures, led the Federal Reserve to raise short-term rates toward the end of the reporting period.

                . Market Outlook: Short-Term Optimism -- We continue to have a generally positive outlook for U.S. stocks in the coming months. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate.

                     There are several factors that could derail the stock market's record ascent. These include the Federal Reserve's interest rate stance, lower productivity gains, potentially higher labor costs, corporate profit margins and Y2K issues. Therefore, we encourage you to maintain a diversified portfolio and continue focusing on the longer-term.

                . Special Note: Reporting Period Change -- To better serve the needs of our shareholders, the fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. Because of the new reporting period, this will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

                     As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                     Sincerely,

                     /s/ David B. Ford
                     David B. Ford
                     Co-Head, Goldman Sachs Asset Management

                     /s/ John P. McNulty
                     John P. McNulty
                     Co-Head, Goldman Sachs Asset Management

                     September 3, 1999

 .    NOT FDIC INSURED

 .    May Lose Value

 .    No Bank Guarantee

GOLDMAN SACHS CAPITAL GROWTH FUND

Fund Basics
as of August 31, 1999

------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
------------------------------------------------------------------------------------------------
January 31, 1999-August 31, 1999    Fund Total Return (without sales charge)1   S&P 500 Index2
------------------------------------------------------------------------------------------------
Class A                                           3.87%                            3.98%
Class B                                           3.39                             3.98
Class C                                           3.44                             3.98
Institutional                                     4.11                             3.98
Service                                           3.84                             3.98
------------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions..

2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
------------------------------------------------------------------------------------------------
For the period ended 6/30/99       Class A     Class B     Class C  Institutional  Service
------------------------------------------------------------------------------------------------
Last 6 Months                        6.58%      7.32%       11.35%     13.02%       12.68%
One Year                            17.32      18.01        22.20      24.62       23.964
Five Years                          24.08        N/A          N/A        N/A       25.444
Since Inception                     19.43      28.39        28.08      29.47       20.144
                                 (4/20/90)   (5/1/96)    (8/15/97)  (8/15/97)    (4/20/90)
------------------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

------------------------------------------------------------------------------------------------
Top 10 Holdings as of 8/31/99
------------------------------------------------------------------------------------------------
Holding                              % of Total Net Assets  Line of Business
------------------------------------------------------------------------------------------------
Microsoft Corp.                              4.4%           Computer Software
General Electric Co.                         3.4            Heavy Electrical
AT&T Corp. Liberty Media Group               2.8            Media
AES Corp.                                    2.7            Electrical Utilities
Intel Corp.                                  2.5            Semiconductors
QUALCOMM, Inc.                               2.5            Electronics Equipment
Bristol Myers-Squibb Co.                     2.4            Drugs
Cisco Systems, Inc.                          2.2            Computer Hardware
Pfizer, Inc.                                 2.2            Drugs
International Business Machines, Inc.        2.1            Computer Hardware
------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Assets Under Management

$2.6 Billion

Number of Holdings

90

NASDAQ SYMBOLS

Class A Shares

GSCGX

Class B Shares

GSCBX

Class C Shares

GSPCX

Institutional Shares

GSPIX

Service Shares

GSPSX

GOLDMAN SACHS CAPITAL GROWTH FUND

        Performance Overview

        Dear Shareholder,

        We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.

                Performance Review

                Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 3.87%, 3.39%, 3.44%, 4.11% and 3.84%, respectively. These figures compare to the 3.98% cumulative total return of the Fund's benchmark, the S&P 500 Index.

                The Fund's absolute performance was strong, as it occurred during a period when investors rotated out of larger-cap growth stocks in favor of smaller-cap issues. The Fund's selective positions in the technology sector also aided performance. Overall, the Fund was able to capture solid gains in the sector, while avoiding some of the volatility that occurred during the period. On the other hand, the Fund's exposure to pharmaceuticals detracted from performance.

                Portfolio Composition

                As bottom-up stock pickers, we focus on the real worth of the business, and to the extent that we find several businesses in related industries that have long-term growth potential, we may develop an overweight in a given sector. With this in mind, as of August 31, 1999, the Fund maintained overweight positions in the Media and Pharmaceuticals sectors. Underweight positions were maintained in the Energy and Industrials sectors.

                Portfolio Highlights

              . AES Corp. -- The Fund's holding in AES Corp. was beneficial throughout the reporting period. AES is the leading developer, owner and operator of independent power plants and electric utilities worldwide. Early in the year the company was aided by receding fears of a global financial crisis. As investor sentiment shifted to more cyclical issues during the second quarter, AES was able to build on its strong performance record.

              . Microsoft and Cisco Systems -- The Fund's technology holdings have continued to perform strongly. Our strategy is to focus on technology companies that have dominant market share, long product lifecycles and recurring revenues. Our holdings in Microsoft and Cisco Systems satisfy our criteria, and they are two solid holdings for the Fund thus far in 1999.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

Key New Acquisitions

A recent acquisition of the Fund was MediaOne Group, the fourth largest cable company in the country. Recently, AT&T announced that it would acquire MediaOne. AT&T has embraced the cable industry, via its acquisition of the former Tele-Communications Incorporated, a telephony agreement with Time Warner, and now Comcast and MediaOne. These strategic initiatives will allow AT&T to offer consumers a bundle of services, including local and long distance voice, cable TV, wireless communications, and dial-up or high-speed Internet access -- all on one monthly bill.

Outlook

Though the Fund's management team neither makes nor relies on economic forecasts to make investment decisions, it is generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. The management team believes that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, however, the team continues to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. The team believes that the enduring competitive advantage of the companies it owns -- based on the criteria mentioned above -- will withstand even an uncertain market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York
September 3, 1999

GROWTH INVESTMENT PROCESS

Our approach to growth investing is based on a consistent style that has been applied over the past 18 years.

Strong Growth Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:


 .    Favorable financial characteristics

 .    High returns on invested capital

 .    Dominant market shares for core service or product

 .    Recurring revenue streams

 .    Solid brand franchises

 .    Management committed to maximizing shareholder returns


Result

A diversified portfolio of stocks with strong long-term growth potential.

GOLDMAN SACHS CAPITAL GROWTH FUND

        The Goldman Sachs Advantage

        Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

                Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

                What Sets Goldman Sachs Funds Apart?

                                            1
                                ---------------------------
                                Resources and Relationships
                                ---------------------------

                Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                            2
                                ---------------------------
                                    In-Depth Research
                                ---------------------------

                Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                            3
                                ---------------------------
                                      Risk Management
                                ---------------------------

                In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


              To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Performance Summary
August 31, 1999
 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on April 20, 1990 (commencement of operations) in the Goldman Sachs Capital
 Growth Fund. For comparative purposes, the performance of the Fund's bench-mark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered in-dicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Capital Growth Fund's Lifetime Performance


 Growth of a $10,000 Investment, Distributions Reinvested April 20, 1990 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

                           Class A           S&P 500
        4/20/90              9,450           10,000
APR                          9,458            9,882
MAY                          9,708           10,819
JUNE                         9,775           10,754
         Jul-90              9,667           10,728
AUG                          9,108            9,751
SEPT                         8,458            9,284
OCT                          8,125            9,253
NOV                          8,600            9,838
         Dec-90              8,937           10,112
         Jan-91              9,529           10,552
FEB                         10,096           11,307
MAR                         10,285           11,581
APR                         10,448           11,608
MAY                         10,980           12,109
JUNE                        10,354           11,554
         Jul-91             10,801           12,093
AUG                         10,982           12,379
SEPT                        10,999           12,172
OCT                         11,352           12,336
NOV                         10,663           11,839
         Dec-91             11,790           13,193
         Jan-92             12,323           12,947
FEB                         12,765           13,114
MAR                         12,765           12,859
APR                         12,873           13,237
MAY                         13,198           13,301
JUNE                        12,666           13,104
         Jul-92             12,946           13,639
AUG                         12,431           13,360
SEPT                        12,579           13,517
OCT                         13,098           13,563
NOV                         14,090           14,025
         Dec-92             14,552           14,197
         Jan-93             14,542           14,316
FEB                         14,304           14,511
MAR                         14,979           14,817
APR                         14,383           14,459
MAY                         14,910           14,846
JUNE                        15,148           14,889
         Jul-93             15,386           14,829
AUG                         15,595           15,392
SEPT                        15,927           15,274
OCT                         15,917           15,590
NOV                         15,977           15,441
         Dec-93             16,614           15,628
         Jan-94             16,998           16,160
FEB                         17,285           15,721
MAR                         16,636           15,036
APR                         16,657           15,228
MAY                         16,774           15,478
JUNE                        16,455           15,099
         Jul-94             16,657           15,594
AUG                         17,530           16,233
SEPT                        17,300           15,837
OCT                         16,976           16,194
NOV                         16,084           15,604
         Dec-94             16,432           15,835
         Jan-95             16,254           16,245
FEB                         17,443           16,879
MAR                         17,811           17,378
APR                         18,216           17,889
MAY                         18,810           18,605
JUNE                        19,535           19,037
         Jul-95             20,094           19,669
AUG                         20,368           19,718
SEPT                        20,479           20,550
OCT                         19,701           20,476
NOV                         20,371           21,375
         Dec-95             20,663           21,787
         Jan-96             21,203           22,528
FEB                         21,573           22,738
MAR                         21,815           22,956
APR                         22,284           23,293
MAY                         22,753           23,894
JUNE                        22,156           23,985
         Jul-96             21,388           22,925
AUG                         22,042           23,409
SEP                         23,059           24,727
OCT                         23,424           25,409
NOV                         24,942           27,329
         Dec-96             25,081           26,788
         Jan-97             26,727           28,461
FEB                         26,695           28,685
MAR                         25,496           27,506
APR                         27,429           29,145
MAY                         28,819           30,920
JUNE                        30,417           32,306
         Jul-97             32,941           34,877
AUG                         30,816           32,924
SEP                         32,239           34,728
OCT                         31,689           33,568
NOV                         33,129           35,122
         Dec-97             33,937           35,726
         Jan-98             34,668           36,123
FEB                         37,482           38,727
MAR                         39,471           40,710
APR                         40,071           41,121
MAY                         39,114           40,414
JUNE                        41,272           42,055
         Jul-98             40,878           41,605
AUG                         34,424           35,589
SEP                         36,548           37,870
OCT                         39,857           40,949
NOV                         42,170           43,430
         Dec-98             45,433           45,932
         Jan-99             46,656           47,852
FEB                         45,316           46,364
MAR                         47,646           48,218
APR                         49,607           50,084
MAY                         47,976           48,902
JUNE                        51,238           51,592
JULY                        49,257           49,982
         Sep-99             48,461           49,732


  Average Annual Total
  Return through August 31,
  1999                        Since Inception Five Years One Year Seven Months
  Class A (commenced April
  20, 1990)
  Excluding sales charges         19.06%        22.54%    40.78%      3.87%
  Including sales charges         18.34%        21.16%    33.02%     -1.85%
 -----------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent
  deferred sales charges          25.31%         n/a      39.67%      3.39%
  Including contingent
  deferred sales charges          24.58%         n/a      34.49%     -1.61%
 -----------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges          22.05%         n/a      39.76%      3.44%
  Including contingent
  deferred sales charges          22.05%         n/a      38.72%      2.44%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced August 15, 1997)         23.36%         n/a      41.34%      4.11%
 -----------------------------------------------------------------------------
  Service Class (commenced
  August 15, 1997)                22.82%         n/a      40.65%      3.84%
 -----------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
August 31, 1999

  Shares    Description                                      Value
 Common Stocks - 97.3%
  Banks - 4.2%
    401,149 Bank of America Corp.                    $   24,269,514
    746,800 Citigroup, Inc.                              33,185,925
    653,800 State Street Corp.                           39,146,275
    343,400 Wells Fargo & Co.                            13,671,613
                                                     --------------
                                                        110,273,327
 ------------------------------------------------------------------
  Chemical - 1.0%
    199,329 Du Pont (E.I.) de Nemours & Co.              12,632,475
    145,500 Minnesota Mining and Manufacturing Co.       13,749,750
                                                     --------------
                                                         26,382,225
 ------------------------------------------------------------------
  Computer Hardware - 6.9%
    872,050 Cisco Systems, Inc.*                         59,135,891
    424,300 EMC Corp.*                                   25,458,000
    444,900 International Business Machines, Inc.        55,417,856
    540,600 Sun Microsystems, Inc.*                      42,977,700
                                                     --------------
                                                        182,989,447
 ------------------------------------------------------------------
  Computer Software - 4.7%
    262,800 CheckFree Holdings Corp.*                     7,686,900
  1,261,400 Microsoft Corp.*                            116,758,337
                                                     --------------
                                                        124,445,237
 ------------------------------------------------------------------
  Consumer Services - 3.1%
    641,200 Cendant Corp.*                               11,501,525
  1,699,680 Service Corp. International                  23,476,830
  1,055,670 Valassis Communications, Inc.*               46,185,563
                                                     --------------
                                                         81,163,918
 ------------------------------------------------------------------
  Drugs - 10.0%
    780,300 American Home Products Corp.                 32,382,450
    906,800 Bristol-Myers Squibb Co.                     63,816,050
    268,200 Eli Lilly & Co.                              20,014,425
    401,100 Merck & Co.                                  26,948,906
  1,545,460 Pfizer, Inc.                                 58,341,115
    467,400 Schering-Plough Corp.                        24,567,713
    595,800 Warner-Lambert Co.                           39,471,750
                                                     --------------
                                                        265,542,409
 ------------------------------------------------------------------
  Electronics Equipment - 3.8%
    192,920 General Instrument Corp.*                     9,489,253
    381,840 Lucent Technologies, Inc.                    24,461,625
    343,400 QUALCOMM, Inc.*                              65,997,187
                                                     --------------
                                                         99,948,065
 ------------------------------------------------------------------
  Electrical Utilities - 2.7%
  1,190,500 AES Corp.*                                   72,248,469
 ------------------------------------------------------------------

  Shares    Description                                                 Value
 Common Stocks - (continued)
  Energy Resources - 2.7%
     70,800 Atlantic Richfield Co.                              $    6,225,975
    419,544 Conoco, Inc. Class B                                    11,275,233
    269,500 Exxon Corp.                                             21,256,812
    143,000 Mobil Corp.                                             14,639,625
    181,800 Royal Dutch Petroleum Co. ADR                           11,248,875
    143,800 Unocal Corp.                                             6,021,625
                                                                --------------
                                                                    70,668,145
 -----------------------------------------------------------------------------
  Environmental Services - 0.6%
    767,600 Waste Management, Inc.                                  16,743,275
 -----------------------------------------------------------------------------
  Financial Services - 4.3%
    799,500 Federal Home Loan Mortgage Corp.                        41,174,250
    634,700 Federal National Mortgage Association                   39,430,737
  1,368,480 MBNA Corp.                                              33,784,350
                                                                --------------
                                                                   114,389,337
 -----------------------------------------------------------------------------
  Food & Beverage - 4.1%
    775,800 Coca-Cola Co.                                           46,402,537
    994,560 Nabisco Group Holdings Corp.                            17,653,440
    793,000 Pepsico, Inc.                                           27,061,125
    217,880 William Wrigley Jr. Co.                                 17,062,728
                                                                --------------
                                                                   108,179,830
 -----------------------------------------------------------------------------
  Heavy Electrical - 3.4%
    795,300 General Electric Co.                                    89,322,131
 -----------------------------------------------------------------------------
  Home Products - 6.6%
    752,900 Avon Products, Inc.                                     33,033,487
    311,200 Clorox Co.                                              14,081,800
    944,400 Colgate Palmolive Co.                                   50,525,400
    455,000 Ecolab, Inc.                                            17,090,938
    318,680 Procter & Gamble Co.                                    31,628,990
  1,037,300 Ralston-Ralston Purina Group                            28,525,750
                                                                --------------
                                                                   174,886,365
 -----------------------------------------------------------------------------
  Hotel - 1.1%
    574,740 Marriott International, Inc.                            19,684,845
    373,180 Starwood Hotels & Resorts Worldwide, Inc. Class B        8,886,349
                                                                --------------
                                                                    28,571,194
 -----------------------------------------------------------------------------
  Information Services - 3.5%
    353,026 At Home Corp. Series A*                                 14,165,168
    304,800 Automatic Data Processing, Inc.                         11,982,450
    872,160 First Data Corp.                                        38,375,040
    351,900 Galileo International, Inc.                             17,067,150
    106,400 VeriSign, Inc.*                                         11,524,450
                                                                --------------
                                                                    93,114,258
 -----------------------------------------------------------------------------
  Leisure - 0.3%
    350,690 Hasbro, Inc.                                             8,569,987
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

  Shares    Description                                   Value
 Common Stocks - (continued)
  Life Insurance - 0.7%
    199,300 Hartford Life, Inc.                   $    8,657,094
    269,800 Nationwide Financial Services, Inc.        9,847,700
                                                  --------------
                                                      18,504,794
 ---------------------------------------------------------------
  Media - 14.3%
  1,068,400 AH Belo Corp. Series A                    20,232,825
    494,400 AMFM, Inc.*                               24,349,200
  2,319,900 AT&T Corp.-Liberty Media Group*           74,236,800
    364,700 Cablevision Systems Corp.*                25,529,000
    959,100 CBS, Inc.*                                45,077,700
    278,912 Clear Channel Communications, Inc.*       19,541,272
    648,600 Comcast Corp.                             21,160,575
    172,740 EchoStar Communications Corp.*            14,445,383
    998,400 Infinity Broadcasting Corp.*              27,019,200
    659,200 MediaOne Group, Inc.*                     43,342,400
    340,800 The Walt Disney Co.                        9,457,200
    913,620 Time Warner, Inc.                         54,189,086
                                                  --------------
                                                     378,580,641
 ---------------------------------------------------------------
  Medical Products - 1.1%
    295,700 Johnson & Johnson                         30,235,325
 ---------------------------------------------------------------
  Oil Refining - 0.9%
    353,300 Texaco, Inc.                              22,434,550
 ---------------------------------------------------------------
  Oil Services - 1.6%
    652,900 Schlumberger Ltd.                         43,581,075
 ---------------------------------------------------------------
  Property Insurance - 1.5%
    170,400 AMBAC Financial Group, Inc.                8,999,250
    341,721 American International Group, Inc.        31,673,265
                                                  --------------
                                                      40,672,515
 ---------------------------------------------------------------
  Publishing - 3.0%
    470,200 Central Newspapers, Inc.                  19,895,338
    276,500 Gannett Co.                               18,784,719
    444,100 New York Times Co.                        17,347,656
    113,300 Tribune Co.                               10,572,306
    771,970 Ziff-Davis, Inc.*                         11,917,287
                                                  --------------
                                                      78,517,306
 ---------------------------------------------------------------
  Restaurants - 0.5%
    309,000 McDonald's Corp.                          12,784,875
 ---------------------------------------------------------------
  Semiconductors - 2.5%
    813,600 Intel Corp.                               66,867,750
 ---------------------------------------------------------------

  Shares    Description                                  Value
 Common Stocks - (continued)
  Specialty Retail - 5.0%
    229,600 CVS Corp.                            $    9,571,450
    331,700 Home Depot, Inc.                         20,275,162
    666,800 Tandy Corp.                              31,506,300
  1,076,800 Wal-Mart Stores, Inc.                    47,715,700
  1,027,120 Walgreen Co.                             23,816,345
                                                 --------------
                                                    132,884,957
 --------------------------------------------------------------
  Telephone - 1.7%
    598,200 MCI Worldcom, Inc.*                      45,313,650
 --------------------------------------------------------------
  Tobacco - 0.5%
    372,100 Philip Morris Companies, Inc.            13,930,494
 --------------------------------------------------------------
  Wireless - 1.0%
    823,420 Crown Castle International Corp.*        12,454,228
    219,400 Sprint Corp. (PCS Group) Series 1*       13,109,150
                                                 --------------
                                                     25,563,378
 --------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,840,883,671)                          $2,577,308,929
 --------------------------------------------------------------

  Principal    Interest Maturity
  Amount       Rate     Date                Value
 Repurchase Agreement - 2.8%
  Joint Repurchase Agreement
  $74,800,000    5.52%  09/01/1999 $   74,800,000
 ------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $74,800,000)               $   74,800,000
 ------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,915,683,671)            $2,652,108,929
 ------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $1,915,683,671)                                               $2,652,108,929
  Cash                                                                 185,639
  Receivables:
  Investment securities sold                                         6,436,588
  Dividends and interest                                             2,006,467
  Fund shares sold                                                   5,485,954
  Reimbursement from investment adviser                                138,511
  Other assets                                                          66,534
 -----------------------------------------------------------------------------
  Total assets                                                   2,666,428,622
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   10,286,307
  Fund shares repurchased                                            2,554,553
  Amounts owed to affiliates                                         3,417,903
  Accrued expenses and other liabilities                               242,887
 -----------------------------------------------------------------------------
  Total liabilities                                                 16,501,650
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                1,738,017,305
  Accumulated net realized gain from investment transactions       175,484,409
  Net unrealized gain on investments                               736,425,258
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $2,649,926,972
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                              $24.96
   Class B                                                              $24.37
   Class C                                                              $24.33
   Institutional                                                        $25.06
   Service                                                              $24.88
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          78,962,794
   Class B                                                          13,533,620
   Class C                                                           3,586,830
   Institutional                                                    10,182,508
   Service                                                             259,935
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            106,525,687
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $26.41. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations

For the Seven-Month Period Ended August 31, 1999


  Investment income:

  Dividends(a)                                                     $ 12,584,079
  Interest                                                            1,074,501
  -----------------------------------------------------------------------------
  Total income                                                       13,658,580
  -----------------------------------------------------------------------------

  Expenses:

  Management fees                                                    15,000,472
  Distribution and service fees(b)                                    5,174,492
  Transfer agent fees(c)                                              2,720,617
  Registration fees                                                     167,581
  Custodian fees                                                        139,396
  Professional fees                                                      34,846
  Service share fees                                                     16,691
  Trustee fees                                                            6,426
  Other                                                                 169,017
  -----------------------------------------------------------------------------
  Total expenses                                                     23,429,538
  -----------------------------------------------------------------------------
  Less--expenses reimbursed                                            (457,262)
  -----------------------------------------------------------------------------
  Net expenses                                                       22,972,276
  -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (9,313,696)
  -----------------------------------------------------------------------------

  Realized and unrealized gain (loss)
    on investment transactions:

  Net realized gain from:
    Investment transactions                                         120,162,134
  Net change in unrealized gain on:
    Investments                                                     (19,552,612)
  -----------------------------------------------------------------------------
  Net realized and unrealized gain on
    investment transactions                                         100,609,522
  -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                $ 91,295,826
  -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $43,301.
 (b) Class A, Class B and Class C had distribution and service fees of $2,987,611, $1,739,629 and $447,252, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $2,270,583, $330,530, $84,978, $33,191 and $1,335, respectively.


The accompanying notes are an integral part of these financial statements.    9

GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets

                                                For the
                                              Seven-Month
                                              Period Ended       For the
                                               August 31,       Year Ended
                                                  1999       January 31, 1999
  From operations:
  Net investment loss                        $   (9,313,696)   $   (4,273,950)
  Net realized gain from investment
  transactions                                  120,162,134       133,916,314
  Net change in unrealized gain on
  investments                                   (19,552,612)      392,953,579
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                     91,295,826       522,595,943
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment
  transactions
  Class A shares                                         --       (59,433,653)
  Class B shares                                         --        (6,254,745)
  Class C shares                                         --        (1,535,180)
  Institutional shares                                   --          (949,782)
  Service shares                                         --           (97,173)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                    --       (68,270,533)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                 705,992,404       958,527,625
  Reinvestment of dividends and
  distributions                                          --        63,389,050
  Cost of shares repurchased                   (481,582,281)     (452,101,755)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from
  share transactions                            224,410,123       569,814,920
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                315,705,949     1,024,140,330
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                         2,334,221,023     1,310,080,693
 -----------------------------------------------------------------------------
  End of period                              $2,649,926,972    $2,334,221,023
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999, the aggregate cost of portfolio securities for federal income tax purposes is $1,915,867,079. Accordingly, the gross unrealized gain on investments was $836,210,220 and the gross unrealized loss on investments was $99,968,370 resulting in a net unrealized gain of $736,241,850.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, the adviser is entitled to a fee, computed daily and pay-able monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $457,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $966,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $2,255,000, $769,000, and $394,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $652,019,035 and $458,198,147, respectively.
   For the period ended August 31, 1999 Goldman Sachs earned approximately $32,000 of brokerage commissions from portfolio transactions.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement,the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $74,800,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                           Principal    Interest   Maturity    Amortized
  Repurchase Agreements                      Amount       Rate       Date         Cost
 ------------------------------------------------------------------------------------------
  Banc of America Securities LLC         $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ------------------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.                  300,000,000     5.51  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Deutsche Bank Securities, Inc.          1,006,800,000     5.50  09/01/1999  1,006,800,000
 ------------------------------------------------------------------------------------------
  Lehman Brothers, Inc.                     300,000,000     5.65  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.       200,000,000     5.50  09/01/1999    200,000,000
 ------------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                   $3,106,800,000
 ------------------------------------------------------------------------------------------

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $4,273,950 and $9,313,696 from accumulated net realized gain from investment transactions to paid-in capital and accumulated net investment income, re-spectively. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax ba-sis.

GOLDMAN SACHS CAPITAL GROWTH FUND

August 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                           Period Ended August 31,        For the Year Ended
                                   1999                    January 31, 1999
                        ---------------------------    ------------------------
                              Shares        Dollars       Shares        Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold              12,642,498  $ 314,261,490   32,045,496  $ 679,898,165
 Reinvestments of divi-
dends and distributions           --             --    2,523,862     55,320,129
 Shares repurchased      (16,595,373)  (416,956,361) (19,634,822)  (411,065,361)
                        -------------------------------------------------------
                          (3,952,875)  (102,694,871)  14,934,536    324,152,933
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold               4,426,589    107,188,155    8,217,516    174,195,041
 Reinvestments of divi-
dends and distributions           --             --      269,890      5,814,080
 Shares repurchased         (922,539)   (22,536,793)    (692,115)   (14,198,964)
                        -------------------------------------------------------
                           3,504,050     84,651,362    7,795,291    165,810,157
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold               1,430,606     34,761,116    2,456,617     52,140,496
 Reinvestments of divi-
dends and distributions           --             --       62,802      1,350,138
 Shares repurchased         (404,991)    (9,881,726)    (254,033)    (5,309,819)
                        -------------------------------------------------------
                           1,025,615     24,879,390    2,265,386     48,180,815
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               9,692,869    245,837,614    2,253,646     49,347,338
 Reinvestments of divi-
dends and distributions           --             --       36,717        807,532
 Shares repurchased       (1,248,315)   (31,382,873)    (946,047)   (21,160,240)
                        -------------------------------------------------------
                           8,444,554    214,454,741    1,344,316     28,994,630
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                 164,617      3,944,029      140,100      2,946,585
 Reinvestments of divi-
dends and distributions           --             --        4,439         97,171
 Shares repurchased          (33,428)      (824,528)     (15,887)      (367,371)
                        -------------------------------------------------------
                             131,189      3,119,501      128,652      2,676,385
 ------------------------------------------------------------------------------
 NET INCREASE              9,152,533  $ 224,410,123   26,468,181  $ 569,814,920
 ------------------------------------------------------------------------------

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 Goldman Sachs Capital Growth Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 85.86% of the ordi-nary income dividends paid from net investment income by the Fund qualify for the dividends received deduction available to corpora-tions.

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                          Income from investment
                                               operations(a)          Distributions to shareholders
                                         ------------------------- ------------------------------------
                               Net asset    Net                               In excess                 Net increase
                                value,   investment  Net realized   From net    of net                   (decrease)
                               beginning   income   and unrealized investment investment    From net    in net asset
                               of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares         $24.03     $(0.08)      $1.01        $  --      $  --        $  --         $0.93
  1999 - Class B Shares          23.57      (0.17)       0.97           --         --           --          0.80
  1999 - Class C Shares          23.52      (0.16)       0.97           --         --           --          0.81
  1999 - Institutional
  Shares                         24.07      (0.02)       1.01           --         --           --          0.99
  1999 - Service Shares          23.96      (0.08)       1.00           --         --           --          0.92
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares          18.48      (0.03)       6.35           --         --        (0.77)         5.55
  1999 - Class B Shares          18.27      (0.12)       6.19           --         --        (0.77)         5.30
  1999 - Class C Shares          18.24      (0.10)       6.15           --         --        (0.77)         5.28
  1999 - Institutional
  Shares                         18.45       0.01        6.38           --         --        (0.77)         5.62
  1999 - Service Shares          18.46      (0.04)       6.31           --         --        (0.77)         5.50
 -------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares          16.73       0.02        4.78        (0.01)     (0.01)       (3.03)         1.75
  1998 - Class B Shares          16.67       0.02        4.61           --         --        (3.03)         1.60
  1998 - Class C Shares
  (commenced August 15,
  1997)                          19.73      (0.02)       1.60           --      (0.04)       (3.03)        (1.49)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                      19.88       0.02        1.66        (0.01)     (0.07)       (3.03)        (1.43)
  1998 - Service Shares
  (commenced August 15, 1997)    19.88      (0.01)       1.66           --      (0.04)       (3.03)        (1.42)
 -------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares          14.91       0.10        3.56        (0.10)     (0.02)       (1.72)         1.82
  1997 - Class B Shares
  (commenced May 1, 1996)        15.67       0.01        2.81        (0.01)     (0.09)       (1.72)         1.00
 -------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares          13.67       0.12        3.93        (0.12)        --        (2.69)         1.24
 -------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

                                                                             Ratios assuming no voluntary waiver
                                                                               of fees or expense limitations
                                                                            -------------------------------------
                           Net assets                         Ratio of                              Ratio of
   Net asset               at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total      period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)  (in 000s)  average net assets average net assets average net assets average net assets   rate
     $24.96      3.87%(d)  $1,971,097        1.44%(c)          (0.53)%(c)          1.47%(c)          (0.56)%(c)     18.16%(d)
      24.37      3.39(d)      329,870        2.19(c)           (1.29)(c)           2.22(c)           (1.32)(c)      18.16(d)
      24.33      3.44(d)       87,284        2.19(c)           (1.29)(c)           2.22(c)           (1.32)(c)      18.16(d)
      25.06      4.11(d)      255,210        1.04(c)           (0.20)(c)           1.07(c)           (0.23)(c)      18.16(d)
      24.88      3.84(d)        6,466        1.54(c)           (0.65)(c)           1.57(c)           (0.68)(c)      18.16(d)
      24.03     34.58       1,992,716        1.42              (0.18)              1.58              (0.34)         30.17
      23.57     33.60         236,369        2.19              (0.98)              2.21              (1.00)         30.17
      23.52     33.55          60,234        2.19              (1.00)              2.21              (1.02)         30.17
      24.07     35.02          41,817        1.07               0.11               1.09               0.09          30.17
      23.96     34.34           3,085        1.57              (0.37)              1.59              (0.39)         30.17
 ----------------------------------------------------------------------------------------------------------------------------
      18.48     29.71       1,256,595        1.40               0.08               1.65              (0.17)         61.50
      18.27     28.73          40,827        2.18              (0.77)              2.18              (0.77)         61.50
      18.24      8.83(d)        5,395        2.21(c)           (0.86)(c)           2.21(c)           (0.86)(c)      61.50
      18.45      9.31(d)        7,262        1.16(c)            0.18(c)            1.16(c)            0.18(c)       61.50
      18.46      9.18(d)            2        1.50(c)           (0.16)(c)           1.50(c)           (0.16)(c)      61.50
 ----------------------------------------------------------------------------------------------------------------------------
      16.73     25.97         920,646        1.40               0.62               1.65               0.37          52.92
      16.67     19.39(d)        3,221        2.15(c)           (0.39)(c)           2.15(c)           (0.39)(c)      52.92
 ----------------------------------------------------------------------------------------------------------------------------
      14.91     30.45         881,056        1.36               0.65               1.61               0.40          63.90
 ----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Capital Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Capital Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of August 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Capital Growth Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Capital Growth Fund

                An Investment Idea for the Long Term

                Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

                Goldman Sachs Capital Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.

                Target Your Needs

                The Goldman Sachs Capital Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

                Goldman Sachs Funds

                Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                            [GRAPHIC APPEARS HERE]

                For More Information

                To learn more about the Goldman Sachs Capital Growth Fund and other Goldman Sachs Funds, call your investment professional today.

                * The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                          OFFICERS

Ashok N. Bakhru, Chairman         Douglas C. Grip, President
David B. Ford                     Jesse H. Cole, Vice President
Douglas C. Grip                   James A. Fitzpatrick, Vice President
John P. McNulty                   Nancy L. Mucker, Vice President
Mary P. McPherson                 John M. Perlowski, Treasurer
Alan A. Shuch                     Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.             Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer               Michael J. Richman, Secretary
Richard P. Strubel                Howard B. Surloff, Assistant Secretary
                                  Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Capital Growth Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999